Barings

Participation Investors

Report for the Nine Months Ended September 30, 2021

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS

October 31, 2021

We are pleased to present the September 30, 2021 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.20 per share, payable on November 19, 2021 to shareholders of record on November 8, 2021. The Trust paid a $0.20 per share dividend for the preceding quarter. The Trust earned $0.20 per share of net investment income for the third quarter of 2021, compared to $0.20 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $162,398,423 or $15.32 per share compared to $154,442,288 or $14.57 per share on June 30, 2021. This translates to a 6.6% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 21.5%, 10.7%, 10.0%, 10.6% and 12.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price increased 0.6% during the quarter, from $13.72 per share as of June 30, 2021 to $13.80 per share as of September 30, 2021. The Trust’s market price of $13.80 per share equates to a 9.9% discount to the September 30, 2021 net asset value per share of $15.32. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 1.5%, 2.7% and 4.8%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 0.9% and 1.1% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed seven new private placement investments and nine add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $11,621,834. Of note, the new platform investments were floating rate term loans, three of which included equity co-investments, and the add-on investments included eight floating rate term loans and one equity co-investment.

The robust growth in investment activity over the last 12 months continued in the third quarter of 2021 with the Trust enjoying a strong quarter in terms of deployment. As the investment landscape has improved, some key trends have continued. First, investment activity is now back to (and even beyond) pre-pandemic levels. Secondly, in the current market, financial sponsors and other ownership groups are motivated to divest portfolio companies due to the high valuations for strong businesses. With the significant dry powder they have available, financial sponsors are also motivated to acquire high-quality businesses which have outperformed through both good times and the more recent uncertainty. Lastly, private equity clients continue to work with a smaller group of trusted lenders with whom they have long-standing relationships and who can offer certainty of execution and creative solutions.

With demand for products and services continuing to increase, one key question is whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in the current diverse portfolio to perform through the potential cycle.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and remains well diversified by industry. This was a strategy put in place more than four years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of September 30, 2021, 59.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.7% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful

(Continued)

1

investment liquidity based on the Trust’s combined available cash balance and short-term investments of $17,594,742 or 9.8% of total assets, and low leverage profile at 0.09x as of September 30, 2021. We have strengthened our liquidity position by entering into a $15.0 million committed revolving credit facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides ample liquidity to support our current portfolio companies to the extent the duration of COVID-19 related stress extends as well as invest in new portfolio companies. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.20 per share is in line with our most recently reported net investment income of $0.20 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 09/30/21*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

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Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value (Cost - $139,783,087)	$144,146,843
Corporate restricted securities - rule 144A securities at fair value (Cost - $8,986,848)	9,724,248
Corporate public securities at fair value (Cost - $5,066,828)	5,384,108
Short-term securities at fair value (Cost - $5,999,789)	5,999,789

Total investments (Cost - $159,836,552)	165,254,988

Cash	11,592,784
Foreign currencies (Cost - $2,165)	2,169
Dividend and interest receivable	1,119,492
Receivable for investments sold	85,641
Deferred financing fees	52,162
Other assets	752,878

Total assets	178,860,114

Liabilities:
Note payable	15,000,000
Payable for investments purchased	904,817
Investment advisory fee payable	365,396
Interest payable	27,267
Accrued expenses	164,211

Total liabilities	16,461,691

Commitments and Contingencies (See Note 7)
Total net assets	$162,398,423

Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	142,111,125
Total distributable earnings	20,181,281

Total net assets	$162,398,423

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$15.32

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2021

(Unaudited)

Investment Income:
Interest	$8,019,643
Dividends	166,498
Other	154,232

Total investment income	8,340,373

Expenses:
Investment advisory fees	1,051,201
Interest and other financing fees	469,630
Professional fees	220,694
Trustees’ fees and expenses	207,000
Reports to shareholders	67,500
Custodian fees	18,000
Other	58,744

Total expenses	2,092,769

Investment income - net	6,247,604

Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	6,497,711
Net realized loss on foreign currency transactions before taxes	(102)
Income tax expense	(47,658)

Net realized gain on investments and foreign currency transactions after taxes	6,449,951

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	9,764,165
Net increase/(decrease) in unrealized appreciation/(depreciation) of foreign currency translation before taxes	4

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments and foreign currency translation after taxes	9,764,169

Net gain on investments and foreign currency	16,214,120

Net increase in net assets resulting from operations	$22,461,724

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2021

(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(996,786)
Purchases of portfolio securities	(43,745,323)
Proceeds from disposition of portfolio securities	43,943,058
Interest, dividends and other income received	8,228,939
Interest and other financing expenses paid	(469,630)
Operating expenses paid	(1,426,801)
Income taxes paid	(165,803)

Net cash provided by operating activities	5,367,654

Cash flows from financing activities:
Cash dividends paid from net investment income	(6,361,020)
Financing fees paid	(52,162)

Net cash used for financing activities	(6,413,182)

Net decrease in cash	(1,045,528)
Cash - beginning of period	12,640,481

Cash - end of period	$11,594,953

Reconciliation of net increase in net assets to net cash used in operating activities:

Net increase in net assets resulting from operations	$22,461,724

Increase in investments	(16,777,641)
Increase in interest receivable	(16,843)
Increase in receivable for investments sold	(68,161)
Decrease in other assets	215,635
Decrease in payable for investments purchased	(525,253)
Increase in investment advisory fee payable	41,447
Decrease in tax payable	(118,145)
Increase in accrued expenses	154,891

Total adjustments to net assets from operations	17,094,070

Net cash provided by operating activities	$5,367,654

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the nine months ended September 30, 2021

	For the nine months ended 9/30/2021 (Unaudited)	For the year ended 12/31/2020
Increase in net assets:

Operations:
Investment income - net	$6,247,604	$10,630,477
Net realized gain on investments and foreign currency after taxes	6,449,951	240,048
Net change in unrealized appreciation (depreciation) of investments and foreign currency after taxes	9,764,169	(4,521,459)

Net increase in net assets resulting from operations	22,461,724	6,349,066

Increase from common shares issued on reinvestment of dividends

Common shares issued (2021 - nil; 2020 - 14,472)	—	227,533

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2021 - $0.40 per share; 2020 - $0.80 per share)	(4,240,680)	(8,481,360)

Total increase / (decrease) in net assets	18,221,044	(1,904,761)

Net assets, beginning of period/year	144,177,379	146,082,140

Net assets, end of period/year	$162,398,423	$144,177,379

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2021	For the years ended December 31,
	(Unaudited)	2020	2019	2018	2017
Net asset value:
Beginning of period / year	$13.60	$13.80	$13.18	$13.91	$13.15

Net investment income (a)	0.59	1.00	1.00	1.03	1.09
Net realized and unrealized gain (loss) on investments	1.53	(0.40)	0.69	(0.68)	0.75

Total from investment operations	2.12	0.60	1.69	0.35	1.84

Dividends from net investment income to common shareholders	(0.40)	(0.80)	(1.08)	(1.08)	(1.08)
Increase / (Decrease) from dividends reinvested	0.00	0.00 (b)	0.01 (b)	(0.00) (b)	(0.00) (b)

Total dividends	(0.40)	(0.80)	(1.07)	(1.08)	(1.08)

Net asset value: End of period / year	$15.32	$13.60	$13.80	$13.18	$13.91

Per share market value:
End of period / year	$13.80	$11.88	$16.13	$15.05	$14.10

Total investment return
Net asset value (c)	15.83%	4.66%	13.21%	2.53%	14.29%

Market value (c)	19.71%	(21.11%)	14.72%	15.02%	7.21%

Net assets (in millions):
End of period / year	$162.40	$144.18	$146.08	$138.75	$145.48
Ratio of total expenses to average net assets (d)	1.90% (e)	1.47%	2.26%	2.76%	3.23%
Ratio of operating expenses to average net assets	1.44% (e)	1.38%	1.45%	1.56%	1.49%
Ratio of interest expense to average net assets	0.42% (e)	0.43%	0.42%	0.42%	0.43%
Ratio of income tax expense/(benefit) to average net assets	0.04% (e)	(0.34%)	0.39%	0.78%	1.31%
Ratio of net investment income to average net assets	5.54% (e)	7.52%	7.30%	7.47%	7.92%
Portfolio turnover	29%	34%	22%	48%	24%
(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	Total expenses include income tax expense.
(e)	Annualized

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$11,827	$10,612	$10,739	$10,250	$10,699

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

(Unaudited)

Corporate Restricted Securities - 94.75%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 88.76%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”).
9.50% Second Lien Term Loan due 06/02/2028 (LIBOR + 8.500%)	$1,725,000	06/02/21	$1,700,349	$1,701,954

1WorldSync, Inc.

A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
7.25% Term Loan due 06/24/2025 (LIBOR + 6.250%)	$2,440,215	*	2,406,652	2,440,215
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
5.75% Term Loan due 12/31/2024 (LIBOR + 4.750%)	$974,753	12/19/18	964,294	955,258
5.75% Term Loan due 12/20/2024 (LIBOR + 4.750%)	$750,247	09/30/21	735,242	735,242
			1,699,536	1,690,500
Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$1,373,387	01/15/21	1,343,111	1,370,640
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$214,175	05/12/21	209,187	213,746
Limited Liability Company Unit A (F)	613 uts.	01/15/21	61,346	63,383
Limited Liability Company Unit B (F)	304 uts.	01/15/21	1,970	111,248
			1,615,614	1,759,017
Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
6.00% Term Loan due 04/10/2025 (LIBOR + 5.000%)	$963,473	04/09/19	950,745	948,569
6.00% Term Loan due 04/10/2025 (LIBOR + 5.000%)	$761,527	04/23/21	749,259	749,747
			1,700,004	1,698,316
AIT Worldwide Logistics, Inc.

A provider of domestic and international third-party logistics services.
8.50% Second Lien Term Loan due 03/31/2029	$1,669,355	04/06/21	1,634,087	1,662,677
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	81,313
			1,689,732	1,743,990

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$444,118

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 11/19/2021	$752,294	11/19/15	752,289	752,294
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	32,219
			863,389	784,513
ASPEQ Holdings

A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,157,395	11/08/19	1,145,523	1,157,395

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.00% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$1,755,000	10/30/18	1,736,970	1,755,000

Aurora Parts & Accessories LLC

A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	149,036
			209,600	358,426
BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
6.25% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$2,397,213	12/18/18	2,371,563	2,397,213
6.25% Incremental Term Loan due 12/19/2024 (LIBOR + 5.250%)	$42,922	12/07/20	42,237	42,922
6.25% Incremental Term Loan due 12/21/2024 (LIBOR + 5.250%)	$40,957	03/30/21	40,248	40,957
			2,454,048	2,481,092
Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
5.50% Term Loan due 03/31/2026 (LIBOR + 4.500%)	$989,250	03/31/20	972,569	968,846

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CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$177,811
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	70,395
			71,280	248,206
Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$854,448	10/03/18	848,327	854,448

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.00% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$881,698	05/14/18	872,504	851,720

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.00% Term Loan due 09/07/2023 (LIBOR + 5.000%)	$890,428	09/04/18	886,954	890,428

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%)	$1,543,682	12/20/18	1,526,542	1,543,682

CloudWave

A provider of managed cloud hosting and IT services for hospitals.
7.00% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$1,662,399	01/29/21	1,629,226	1,662,399
Limited Liability Company Unit (B)(F)	55,645 uts.	01/29/21	55,645	49,246
			1,684,871	1,711,645
Clubessential LLC

A leading SaaS platform for private clubs and resorts.
7.25% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$1,703,438	01/09/20	1,687,559	1,703,438

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$2,063,987	*	2,014,040	2,029,555
Limited Liability Company Unit (B) (F)	18 uts.	04/23/20	18,006	20,113
Limited Liability Company Unit Class B	6,629 uts.	04/23/20	—	1,643
* 04/23/20, 10/30/20 and 11/18/20.			2,032,046	2,051,311

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$584,016	01/30/20	$576,229	$570,000
Limited Liability Company Unit (F)	1,237 shs.	*	49,559	38,941
* 01/30/20 and 03/05/21			625,788	608,941

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
6.25% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$1,392,375	12/22/20	1,368,114	1,350,604

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.00% Term Loan due 04/01/2025 (LIBOR + 5.000%) (H)	$1,694,506	04/01/19	1,393,573	1,389,609

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,403,758	1,349,559
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	159,779
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,772,686	1,509,338

Dunn Paper
A provider of specialty paper for niche product applications.
9.33% Second Lien Term Loan due 08/31/2023 (LIBOR + 9.250%)	$1,725,000	09/28/16	1,714,183	1,597,350

Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
6.25% Term Loan due 07/01/2027 (LIBOR + 5.500%) (H)	$1,000,000	07/20/21	849,078	848,421

Electric Power Systems International, Inc.

A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.75% Term Loan due 04/19/2028 (LIBOR + 5.750%) (H)	$1,253,130	04/19/21	1,115,764	1,117,882

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	—
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	—
			1,728,416	—

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
6.75% Term Loan due 09/14/2027 (LIBOR + 5.750%)	$707,437	09/23/21	$693,340	$693,288

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,355,794	06/30/17	1,345,252	1,349,969
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	819,505
			1,742,947	2,169,474
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
6.75% Term Loan due 12/15/2025 (LIBOR + 4.750%)	$1,017,787	02/09/21	1,008,954	1,010,662

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	252,534
* 06/29/18 and 12/29/20.

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	662,166

Follett School Solutions
A provider of software for K-12 school libraries.
5.87% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$1,714,192	08/31/21	1,680,324	1,679,908
LP Units (B)(F)	881 uts.	08/30/21	8,805	8,805
LP Interest (B)(F)	200 shs.	08/30/21	2,003	2,003
			1,691,132	1,690,716
Foundation Risk Partners, Corp.

A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solution to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%)	$661,664	09/30/20	651,573	661,664
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%) (H)	$333,333	09/30/20	104,178	111,111
			755,751	772,775

12

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
6.75% Term Loan due 05/24/2027 (LIBOR + 5.750%) (H)	$1,614,492	05/21/21	$1,033,589	$1,036,045
Limited Liability Company Unit (B)(F)	108 shs.	05/21/21	107,813	106,475
			1,141,402	1,142,520
GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	12,927
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	12,927
gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,380,135	03/27/13	989,505	1,311,129
Preferred Stock (B)	295 shs.	03/29/19	295,276	396,826
Common Stock (B)	1,181 shs.	03/27/13	118,110	37,629
			1,402,891	1,745,584
GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$2,403,093	*	2,385,310	2,403,093
6.50% Term Loan due 04/27/2027 (PRIME + 5.500%)	$84,525	04/27/21	82,956	84,525
Preferred Stock (B)(F)	3,737 shs.	04/27/21	103,147	109,052
* 12/19/17 and 04/16/19.			2,571,413	2,596,670

Halo Technology Bidco Limited

A global supplier, tester and coder of compatible optical transceivers.
6.50% Term Loan due 06/30/2027 (LIBOR + 5.750%)	$1,720,688	06/30/21	1,695,973	1,697,027

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	598,147
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	13,548
*12/19/14 and 04/29/16.			371,644	611,695

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	$101,563	$554,024

Holley Performance Products
A provider of automotive aftermarket performance products.
5.13% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$2,397,213	10/24/18	2,376,237	2,397,213

Home Care Assistance, LLC

A provider of private pay non-medical home care assistance services.
6.00% Term Loan due 03/30/2027 (LIBOR + 5.000%) (H)	$853,078	03/26/21	798,777	800,179

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—
IGL Holdings III Corp.
A specialty label and flexible packaging converter.
6.75% Term Loan due 10/23/2026 (LIBOR + 5.750%) (H)	$1,715,900	11/02/20	1,175,169	1,169,929

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.00% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$1,049,893	11/21/19	1,044,252	806,318
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,044,252	806,318
Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.50% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$888,050	02/05/20	875,183	836,543

14

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

International Marine and Industrial Applicators
A provider of maintenance, repair and overhaul and new construction services for shipyards.
6.75% Term Loan due 03/31/2027 (LIBOR + 5.750%)	$1,716,375	04/09/21	$1,684,801	$1,706,077

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
6.50% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$684,852	05/04/21	665,994	673,007

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
6.00% Term Loan due 09/30/2026 (LIBOR + 5.000%) (H)	$1,247,255	11/18/20	830,852	852,117
Limited Liability Company Unit	20 uts.	11/19/20	19,757	22,396
			850,609	874,513
LYNX Franchising

A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
7.25% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$2,495,688	*	2,450,369	2,445,774
* 12/22/20 and 09/09/21

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,529	86,810
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	86,810
Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
7.00% First Out Term Loan due 11/22/2025 (LIBOR + 6.000%)	$491,055	11/25/19	484,148	491,055

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	$12,412	$—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	49,307
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	49,307

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	909,451	915,819
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	249,006
			1,092,615	1,164,825
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
6.50% Term Loan due 07/30/2027 (LIBOR + 5.500%)	$1,200,000	08/09/21	1,176,540	1,176,000
Limited Liability Company Unit (B)	100 uts.	08/09/21	100,000	100,000
			1,276,540	1,276,000
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	13,500
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	1,224
			—	14,724
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
6.75% Term Loan due 08/21/2026 (LIBOR + 5.750%)	$599,118	08/25/20	586,883	599,118

Navia Benefit Solutions, Inc.

A third-party administrator of employee-directed healthcare benefits.
6.25% Term Loan due 02/01/2026 (LIBOR + 5.250%) (H)	$1,719,825	02/10/21	1,002,915	1,006,111

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$1,741,250	12/30/20	1,695,569	1,741,250

16

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$1,587,825	12/23/19	$1,565,403	$1,587,825

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,769,188	1,775,705
Common Stock Class B (B)	380,545 shs.	*	380,545	526,928
* 01/29/16 and 02/17/17.			2,149,733	2,302,633

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.25% Term Loan due 02/28/2024 (LIBOR + 5.250%)	$783,253	03/06/19	774,306	715,893

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.75% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$383,766	09/29/20	372,604	383,765
6.88% Term Loan due 11/17/2024 (LIBOR + 6.750%)	$1,894,364	11/14/17	1,873,184	1,894,364
			2,245,788	2,278,129
Petroplex Inv Holdings LLC

A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	174,669	6,787
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$1,069,985	07/31/14	1,064,183	1,016,486
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	33,988
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	32,439
* 09/28/17 and 02/15/18.			1,237,081	1,082,913

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	$71,018	$—
Common Stock (B)	170,927 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$1,015,367	07/21/20	846,461	—
8.00% Term Loan due 05/28/2023 (D)	$750,912	07/21/20	616,911	—
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	—
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	—
			1,749,309	—
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$1,342,949	08/12/20	1,321,177	1,342,949
Limited Liability Company Unit (B)(F)	21,532 uts.	03/05/21	21,532	18,410
			1,342,709	1,361,359
RedSail Technologies

A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.25% Term Loan due 10/27/2026 (LIBOR + 5.500%)	$1,672,858	12/09/20	1,636,766	1,672,858

ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	184,689	926,689

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
7.75% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,725,000	04/28/21	1,692,342	1,695,356

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.25% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,692,483	1,725,000

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (LIBOR + 5.000% Cash & 2.750% PIK) (G)	$2,454,594	*	2,426,244	1,921,947
* 07/30/18 and 09/30/20.

18

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ROI Solutions
Call center outsourcing and end user engagement services provider.
6.00% Term Loan due 07/31/2024 (LIBOR + 5.000%) (H)	$1,592,918	07/31/18	$616,315	$631,357

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$2,500,000	*	2,450,517	2,443,750
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 5.500%)	$1,229,180	01/08/19	1,225,603	1,229,180

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.00% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$1,673,426	12/15/20	1,640,742	1,635,774
Common Stock	29 shs.	12/16/20	29,262	37,868
			1,670,004	1,673,642
Sandvine Corporation

A provider of active network intelligence solutions.
8.08% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,697,578	1,725,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,491,123	07/27/18	1,472,779	1,404,637

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
4.58% Term Loan due 06/28/2025 (LIBOR + 4.500%)	$531,087	06/27/19	528,178	531,087

SEKO Worldwide, LLC

A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%) (H)	$1,713,944	12/30/20	1,424,787	1,445,896

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
8.00% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$1,725,000	03/20/21	$1,680,560	$1,687,305

Specified Air Solutions

A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	11,600,451

Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%) (H)	$1,636,857	12/23/19	1,310,752	1,332,137

Stackline
An e-commerce data company that tracks products sold through online retailers.
8.75% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$1,682,927	07/29/21	1,650,097	1,649,268
Common Stock (B)	1,036 shs.	07/30/21	42,078	42,078
			1,692,175	1,691,346
Strahman Holdings Inc.

A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	280,640
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	46,859
			188,961	327,499
Stratus Unlimited

A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
6.50% Term Loan due 06/08/2027 (LIBOR + 6.000%) (H)	$585,893	07/02/21	760,565	760,928
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	74,670
			835,231	835,598
Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$2,000,650	*	1,978,556	1,994,340
Preferred Stock Series A	28 shs.	12/21/20	71,176	88,640
Common Stock (B)	68 shs.	**	104,986	213,660
* 07/31/15 and 12/21/20.			2,154,718	2,296,640
** 07/31/15 and 11/08/17.

20

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%) (H)	$1,709,692	*	$1,584,406	$1,583,399
* 12/02/19 and 12/15/20.

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	10,698

Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.87% Term Loan due 02/10/2025 (LIBOR + 4.750%) (H)	$1,020,405	02/13/20	768,288	753,780

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Term Loan due 02/19/2026 (LIBOR + 5.500%)	$1,716,375	02/25/21	1,689,922	1,692,291

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$1,204,904	01/23/15	1,203,934	301,226

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,696,471	12/13/19	1,671,269	1,696,471

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.00% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$2,279,962	09/28/18	2,261,917	2,266,281
Limited Liability Company Unit (B)(F)	49 uts.	09/28/18	49,676	43,164
			2,311,593	2,309,445

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Turnberry Solutions, Inc.
A provider of technology consulting services.
7.00% Term Loan due 07/30/2026 (LIBOR + 6.000%)	$1,628,981	07/29/21	$1,597,525	$1,596,401

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,089,362	*	2,067,306	2,087,041
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%) (H)	$2,491,087	*	2,445,216	2,430,750
* 01/04/19, 10/01/19 and 07/02/21.

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$1,558,661	11/05/18	1,542,792	1,558,661

UroGPO, LLC

A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
6.75% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$2,366,667	12/14/20	2,325,598	2,366,667

VitalSource

A provider of digital fulfillment software for the higher education sector.
6.75% Term Loan due 06/01/2028 (LIBOR + 6.000%)	$1,702,753	06/01/21	1,670,323	1,672,451
Limited Liability Company Unit (B)(F)	1,891 uts.	06/01/21	18,909	20,488
			1,689,232	1,692,939
VP Holding Company

A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
5.63% Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,402,339	05/17/18	2,381,214	2,384,321

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 04/30/2022 (D)	$383,062	08/03/15	382,227	—
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			752,468	—

22

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	$62,177	$149,167

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$378,152	09/21/20	368,999	378,152
5.50% Term Loan due 12/31/2025 (LIBOR + 4.500%)	$1,209,427	01/09/20	1,187,874	1,185,238
			1,556,873	1,563,390
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and food service distributors in the upper Midwest.
Common Stock (B)	1,500 shs.	11/03/11	150,000	211,119

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	321,343
* 03/04/15 and 02/07/18.			494,034	614,943

Total Private Placement Investments (E)			$139,783,087	$144,146,843

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Rule 144A Securities - 5.99%:

Bonds - 5.99%
American Airlines Inc	11.750%	07/15/25	$500,000	$496,010	$618,750
BWAY Holding Company	7.250	04/15/25	750,000	705,474	745,428
Cleveland-Cliffs Inc.	9.875	10/17/25	331,000	356,647	379,823
CommScope Finance LLC	8.250	03/01/27	500,000	479,550	523,363
Coronado Finance Pty Ltd.	10.750	05/15/26	274,000	269,161	298,660
CVR Energy Inc.	5.750	02/15/28	500,000	458,540	495,430
Diebold Nixdorf	9.375	07/15/25	350,000	368,943	383,033
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	477,462	512,915
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	383,356	391,738
Houghton Mifflin Harcourt	9.000	02/15/25	500,000	493,075	531,775
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	514,131	510,290
Neptune Energy Bondco PLC	6.625	05/15/25	500,000	494,601	514,375
Panther BF Aggregator 2 LP	8.500	05/15/27	100,000	93,599	106,375
Picou Holdings LLC	10.000	12/31/24	500,000	452,487	504,700
Prime Security Services, LLC	6.250	01/15/28	885,000	785,845	914,894
Terrier Media Buyer, Inc.	8.875	12/15/27	530,000	510,171	560,411
The Manitowoc Company, Inc.	9.000	04/01/26	500,000	489,527	535,535
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	490,187	525,430
Verscend Holding Corp	9.750	08/15/26	482,000	507,082	507,908
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	163,415

Total Bonds				8,986,848	9,724,248

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$8,986,848	$9,724,248

Total Corporate Restricted Securities				$148,769,935	$153,871,091

24

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Corporate Public Securities - 3.32%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Bank Loans - 1.94%
Almonde, Inc.	7.250%	8.250%	06/13/25	$500,000	$505,000	$502,330
Alpine US Bidco LLC	9.000	9.750	04/28/29	628,215	610,258	631,356
Edelman Financial Services	6.750	6.834	06/08/26	128,178	127,792	129,019
Kenan Advantage Group Inc.	7.250	8.000	08/17/27	264,317	259,082	261,674
Magenta Buyer LLC	8.250	9.000	05/03/29	503,333	498,011	502,704
PS Logistics LLC	4.500	5.500	03/01/25	407,063	409,096	406,216
STS Operating, Inc.	8.000	9.000	04/25/26	500,000	505,000	488,335
Syncsort Incorporated	7.250	8.000	04/23/29	222,222	220,590	222,129

Total Bank Loans					3,134,829	3,143,763

Bonds - 0.84%
Genesis Energy LP		6.500	10/01/25	337,000	323,020	335,315
Hecla Mining Company		7.250	02/15/28	500,000	474,599	538,580
Triumph Group, Inc.		7.750	08/15/25	500,000	502,637	494,613

Total Bonds					1,300,256	1,368,508

Common Stock - 0.22%
Tourmaline Oil Corp				51,632	131,743	356,037

Total Common Stock					131,743	356,037

Preferred Stock - 0.32%
B. Riley Financial Inc.				20,000	500,000	515,800

Total Preferred Stock					500,000	515,800

Total Corporate Public Securities					$5,066,828	$5,384,108

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 3.69%
American Honda Finance Corp.	0.160	10/12/21	$1,000,000	$999,951	$999,951
Aon plc	0.110	10/07/21	1,000,000	999,982	999,982
BASF Aktiengesellschaft	0.100	10/04/21	1,000,000	999,992	999,992
Duke Energy Corporation	0.120	10/18/21	1,000,000	999,943	999,943
Tampa Electric	0.170	10/07/21	1,000,000	999,972	999,972
VW Credit Inc.	0.150	10/14/21	1,000,000	999,949	999,949

Total Short-Term Securities				$5,999,789	$5,999,789

Total Investments	101.76%			$159,836,552	$165,254,988

Other Assets	8.38				13,605,126
Liabilities	(10.14)				(16,461,691)

Total Net Assets	100.00%				$162,398,423

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of September 30, 2021 the values of these securities amounted to $144,146,843 or 88.76% of net assets.
(F)	Held in PI Subsidiary Trust
(H)	A portion of these securities contain unfunded commitments. As of September 30, 2021, total unfunded commitments amounted to $4,968,849 and had unrealized depreciation of $29,985 or 0.02% of net assets. See Note 7.
^	Effective yield at purchase
PIK	- Payment-in-kind

26

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.82%
CTS Engines	$1,350,604
Dart Buyer, Inc.	1,389,609
International Marine and Industrial Applicators	1,706,077
Sunvair Aerospace Group Inc.	2,296,640
Trident Maritime Systems	1,692,291
Trident TPI Holdings Inc.	525,430
Triumph Group, Inc.	494,613
9,455,264

AIRLINES - 0.38%
American Airlines Inc	618,750

AUTOMOTIVE - 5.17%
American Honda Finance Corp.	999,951
Aurora Parts & Accessories LLC	358,426
English Color & Supply LLC	2,169,474
Holley Performance Products	2,397,213
JF Petroleum Group	673,007
Panther BF Aggregator 2 LP	106,375
Truck-Lite	1,696,471
8,400,917

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.98%
The Hilb Group, LLC	1,583,399

BUILDING MATERIALS - 0.09%
Wolf-Gordon, Inc.	149,167

CHEMICALS - 2.14%
BASF Aktiengesellschaft	999,992
Kano Laboratories LLC	874,513
LBC Tank Terminals Holding Netherlands B.V.	510,290
Polytex Holdings LLC	1,082,913
3,467,708

CONSUMER CYCLICAL SERVICES - 5.44%
Accelerate Learning	1,690,500
LYNX Franchising	2,445,774
MeTEOR Education LLC	1,164,825
PPC Event Services	—
Prime Security Services, LLC	914,894
PS Logistics LLC	406,216

Fair Value/ Market Value

ROI Solutions	$631,357
Turnberry Solutions, Inc.	1,596,401
8,849,967

CONSUMER PRODUCTS - 3.70%
1A Smart Start, Inc.	1,701,954
AMS Holding LLC	444,118
Blue Wave Products, Inc.	248,206
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	1,745,584
Handi Quilter Holding Company	611,695
HHI Group, LLC	554,024
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	86,810
York Wall Holding Company	614,943
6,007,334

DIVERSIFIED MANUFACTURING - 5.81%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	662,166
MNS Engineers, Inc.	1,276,000
Motion Controls Holdings	14,724
Reelcraft Industries, Inc.	926,689
Resonetics, LLC	1,695,356
Safety Products Holdings, Inc.	1,673,642
Strahman Holdings Inc.	327,499
The Manitowoc Company, Inc.	535,535
Therma-Stor Holdings LLC	10,698
Trystar, Inc.	2,309,445
9,431,754

ELECTRIC - 2.44%
Duke Energy Corporation	999,943
Dwyer Instruments, Inc.	848,421
Electric Power Systems International, Inc.	1,117,882
Tampa Electric	999,972
3,966,218

ENVIRONMENTAL - 0.62%
ENTACT Environmental Services, Inc.	1,010,662

FINANCIAL OTHER - 2.09%
Beacon Pointe Advisors, LLC	968,846
B. Riley Financial Inc.	515,800

See Notes to Consolidated Financial Statements

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Edelman Financial Services	$129,019
Foundation Risk Partners, Corp.	772,775
VW Credit Inc.	999,949
3,386,389

FOOD & BEVERAGE - 3.73%
Alpine US Bidco LLC	631,356
Del Real LLC	1,509,338
PANOS Brands LLC	2,302,633
Sara Lee Frozen Foods	1,404,637
Westminster Acquisition LLC	—
WP Supply Holding Corporation	211,119
6,059,083

HEALTHCARE - 6.37%
Cadence, Inc.	851,720
Ellkay	693,288
GD Dental Services LLC	12,927
Home Care Assistance, LLC	800,179
Navia Benefit Solutions, Inc.	1,006,111
RedSail Technologies	1,672,858
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	2,430,750
UroGPO, LLC	2,366,667
Verscend Holding Corp	507,908
10,342,408

INDUSTRIAL OTHER - 14.65%
Aftermath, Inc.	1,698,316
ASPEQ Holdings	1,157,395
Concept Machine Tool Sales, LLC	608,941
E.S.P. Associates, P.A.	252,534
IGL Holdings III Corp.	1,169,929
IM Analytics Holdings, LLC	806,318
Industrial Service Solutions	836,543
Media Recovery, Inc.	491,055
PB Holdings LLC	715,893
Specified Air Solutions	11,600,451
Stratus Unlimited	835,598
STS Operating, Inc.	488,335
UBEO, LLC	1,558,661
World 50, Inc.	1,563,390
23,783,359

Fair Value/ Market Value
MEDIA & ENTERTAINMENT - 2.67%
Advantage Software	$1,759,017
Cadent, LLC	890,428
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	531,775
Music Reports, Inc.	599,118
Terrier Media Buyer, Inc.	560,411
4,340,749

METALS & MINING - 1.72%
Cleveland-Cliffs Inc.	379,823
Coronado Finance Pty Ltd.	298,660
First Quantum Minerals Ltd.	904,653
Hecla Mining Company	538,580
Picou Holdings LLC	504,700
Warrior Met Coal, Inc.	163,415
2,789,831

MIDSTREAM - 0.21%
Genesis Energy LP	335,315

OIL FIELD SERVICES - 0.54%
Neptune Energy Bondco PLC	514,375
Petroplex Inv Holdings LLC	6,787
Tourmaline Oil Corp	356,037
877,199

PACKAGING - 1.47%
ASC Holdings, Inc.	784,513
Brown Machine LLC	854,448
BWAY Holding Company	745,428
2,384,389

PAPER - 0.98%
Dunn Paper	1,597,350

PROPERTY & CASUALTY - 0.62%
Aon plc	999,982

REFINING - 0.52%
CVR Energy Inc.	495,430
MES Partners, Inc.	49,307
Tristar Global Energy Solutions, Inc.	301,226
845,963

See Notes to Consolidated Financial Statements

28

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

TECHNOLOGY - 24.12%
1WorldSync, Inc.	$2,440,215
Almonde, Inc.	502,330
Audio Precision	1,755,000
Claritas Holdings, Inc.	1,543,682
CloudWave	1,711,645
Clubessential LLC	1,703,438
Command Alkon	2,051,311
CommScope Finance LLC	523,363
Diebold Nixdorf	383,033
Follett School Solutions	1,690,716
GraphPad Software, Inc.	2,596,670
Halo Technology Bidco Limited	1,697,027
Magenta Buyer LLC	502,704
Options Technology Ltd	1,587,825
Recovery Point Systems, Inc.	1,361,359
REVSpring, Inc.	1,725,000
RPX Corp	2,443,750
Ruffalo Noel Levitz	1,229,180
Sandvine Corporation	1,725,000
Scaled Agile, Inc.	531,087
Smart Bear	1,687,305
Stackline	1,691,346
Springbrook Software	1,332,137
Syncsort Incorporated	222,129
Transit Technologies LLC	753,780
U.S. Legal Support, Inc.	2,087,041
VitalSource	1,692,939
39,171,012

Fair Value/ Market Value
TRANSPORTATION SERVICES - 9.48%
AIT Worldwide Logistics, Inc.	$1,743,990
BDP International, Inc.	2,481,092
FragilePAK	1,142,520
Omni Logistics, LLC	1,741,250
Pegasus Transtech Corporation	2,278,129
Rock-it Cargo	1,921,947
SEKO Worldwide, LLC	1,445,896
VP Holding Company	2,384,321
Kenan Advantage Group Inc.	261,674
15,400,819

Total Investments - 101.76% (Cost - $159,836,552)	$165,254,988

See Notes to Consolidated Financial Statements

29

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the

“Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $144,146,843 (88.76% of net assets) as of September 30, 2021 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate

30

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2021, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the

Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2021.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2021 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$20,577,584	$—	$9,724,248	$10,853,336
Bank Loans	112,696,112	—	—	112,696,112
Common Stock - U.S.	1,937,035	—	—	1,937,035
Preferred Stock	1,365,262	—	—	1,365,262
Partnerships and LLCs	17,295,098	—	—	17,295,098
Public Securities
Bank Loans	3,143,763	—	1,748,029	1,395,734
Corporate Bonds	1,368,508	—	1,368,508	—
Common Stock - U.S.	356,037	322,571	—	33,466
Preferred Stock	515,800	—	515,800	—
Short-term Securities	5,999,789	5,999,789	—	—
Total	$165,254,988	$6,322,360	$13,356,585	$145,576,043

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

32

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2021.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*

Bank Loans	$ 90,605,215	Market Yield	Yield Analysis	5.6% - 29.6%	8.0%

Corporate Bonds	$ 10,853,336	Income Approach	Implied Spread	10.6% - 21.5%	14.6%

Equity Securities**	$ 20,369,838	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 25.3x	13.4x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $23,747,654 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2020	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2021
Restricted Securities
Corporate Bonds	$18,359,723	$606,140	$39,506	$(4,104,643)	$(4,047,390)	$—	$—	$10,853,336
Bank Loans	88,124,979	1,008,218	36,113,739	—	(15,687,915)	3,137,091	—	112,696,112
Common Stock - U.S.	2,767,599	1,308,038	42,078	(2,209,940)	—	29,260	—	1,937,035
Preferred Stock	2,252,826	(122,265)	—	(765,299)	—	—	—	1,365,262
Partnerships and LLCs	8,261,019	13,131,001	2,372,908	(6,469,830)	—	—	—	17,295,098
Public Securities
Bank Loans	1,137,471	112,145	1,366,308	—	(1,618,781)	398,591	—	1,395,734
Common Stock - U.S.	—	33,466	—	—	—	—	—	33,466
Corporate Bonds	—	—	—	—	—	—	—	—
	$120,903,617	$16,076,743	$39,934,539	$(13,549,712)	$(21,354,086)	$3,564,942	$—	$145,576,043
*	For the six months ended September 30, 2021, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$303,742	$—

Net realized gain on investments before taxes	6,036,495	—

Net change in unrealized appreciation of investments before taxes	9,736,506	10,892,213

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2021, the fair value of the Trust’s non-accrual assets was $4,065,210, or 2.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $9,461,929, or 5.9% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2021, the Trust held no PIK non-accrual assets.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in

34

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2021, the PI Subsidiary Trust has incurred income tax expense of $47,658.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2021, the PI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings and net realized gains, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Borrowings

Senior Secured Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2021, the Trust incurred total interest expense on the Note of $460,125.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility

On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Interest charged is at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $7,500,000, the unused amount shall be deemed to be in an amount equal to $7,500,000. As of September 30, 2021, the Trust had no outstanding borrowings on the revolving credit facility.

5.	Purchases and Sales of Investments
	For the nine months ended 9/30/2021
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$40,172,088	$43,992,116
Corporate public securities	3,047,986	19,103
6.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2021 the Trust had the following unfunded commitments:

Investment	Unfunded Amount	Fair Value
Dart Buyer, Inc	$281,175	$279,183
Dwyer Instruments, Inc.	131,579	131,492
Electric Power Systems International Inc	113,921	114,113
Foundation Risk Partners, Corp.	222,222	228,577
FragilePAK	539,063	539,883
Home Care Assistance, LLC	38,680	38,871
IGL Holdings III Corp. (fka Inovar Packaging Group)	511,653	510,091
Kano Laboratories LLC	395,138	401,875
Navia Benefit Solutions Inc	690,000	691,282
ROI Solutions, LLC	961,561	970,641
SEKO Worldwide, LLC	250,909	253,999
Springbrook Software (SBRK Intermediate, Inc.)	304,719	311,264
Stratus Unlimited (V-Sky Co-Invest Aggregator LP)	172,106	172,247
The Hilb Group, LLC	93,056	95,749
Transit Technologies LLC	240,095	236,682
US Oral Surgery Management (USOSM)	22,971	22,884
	4,968,849	$4,998,834

As of September 30, 2021 unfunded commitments had unrealized appreciation of $29,985 or 0.02% of net assets.

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2021
	Amount	Per Share

Investment income	$2,742,160
Net investment income	2,059,266	$0.19
Net realized and unrealized gain on investments (net of taxes)	4,123,347	0.39

	June 30, 2021
	Amount	Per Share

Investment income	$2,799,993
Net investment income	2,108,892	$0.20
Net realized and unrealized loss on investments (net of taxes)	4,093,744	0.39

	September 30, 2021
	Amount	Per Share

Investment income	$2,798,220
Net investment income	2,079,446	$0.20
Net realized and unrealized loss on investments (net of taxes)	7,997,029	0.75

36

Barings Participation Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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40

Members of the Board of
Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Eric J. Lloyd

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217